Filed by Federated MDT Series

Pursuant to Rule 425 under the Securities Act of 1933 and filed pursuant to Rule 14a-6 of the Securities Act of 1934

Subject Company:  MDT Funds
Commission File No. 811-21904




                                                              November 10, 2006


                  URGENT:  MEETING IS ON FRIDAY, NOVEMBER 17TH


Dear MDT Shareholder:

Your vote is critical. AS ONE OF THE LARGEST SHAREHOLDERS WHO HAVE NOT YET VOTED, WE ARE ASKING YOU TO PLEASE VOTE YOUR MDT FUND SHARES IMMEDIATELY. It is essential to the business needs of your MDT fund that your shares be represented at the November 17th Special Meeting.

               IT ONLY TAKES A MOMENT TO CAST YOUR CRITICAL VOTE.

Another copy of your ballot(s) has been enclosed with this letter for your convenience. Should you have any questions regarding the proposal or to vote your shares by phone, please call this toll-free number 1-800-499-8541. The following voting options have been set up for your convenience.

         1. VOTE BY TELEPHONE. You may cast your vote by calling our toll-free proxy hotline at 1-800-499-8541. Representatives are available to record your vote Monday through Friday 9:00 a.m. to 10:00 p.m. Eastern Time.

         2. VOTE  THROUGH  THE INTERNET.   You may cast your vote anytime  using
            the Internet by logging on to www.proxyvote.com and following the instructions.

         3. VOTE BY TOUCH-TONE PHONE. You may cast your vote anytime by calling the toll-free number found on the enclosed proxy ballot(s).

         4. VOTE BY MAIL. You may cast your vote by signing, dating and mailing the enclosed proxy ballot(s) in the postage-prepaid return envelope provided. If convenient for you, PLEASE utilize one of the first three options above to ensure that your response is received in time for the Special Meeting on November 17, 2006.

Again, please do not hesitate to CALL TOLL-FREE 1-800-499-8541 if you have any questions regarding this matter. PLEASE vote today!

Thank you for your assistance with this important matter.

Sincerely,



/s/R. Schorr Berman
R. Schorr Berman
President, MDT Funds





                                                                        NOBO








Federated MDT Series ("Federated") (ICA No. 811-21904), filed a proxy statement/prospectus and other relevant documents concerning the planned transactions with the United States Securities and Exchange Commission (the "SEC"). INVESTORS ARE URGED TO READ THE PROXY STATEMENT/PROSPECTUS AND OTHER DOCUMENTS FILED WITH THE SEC IN CONNECTION WITH THE PLANNED TRANSACTIONS, OR INCORPORATED BY REFERENCE INTO THE PROXY STATEMENT/PROSPECTUS, BECAUSE THEY CONTAIN IMPORTANT INFORMATION ABOUT THE TRANSACTIONS, AND RELATED MATTERS. Investors can obtain these documents free of charge at the SEC Web site (www.sec.gov). In addition, documents filed with the SEC by Federated are available free of charge at 1-800-341-7400 or FEDERATEDINVESTORS.COM.







Filed by Federated MDT Series

Pursuant to Rule 425 under the Securities Act of 1933 and filed pursuant to Rule 14a-6 of the Securities Act of 1934

Subject Company:  MDT Funds
Commission File No. 811-21904




                                                              November 10, 2006


                  URGENT:  MEETING IS ON FRIDAY, NOVEMBER 17TH


Dear MDT Shareholder:

Your vote is critical. AS ONE OF THE LARGEST SHAREHOLDERS WHO HAVE NOT YET VOTED, WE ARE ASKING YOU TO PLEASE VOTE YOUR MDT FUND SHARES IMMEDIATELY. It is essential to the business needs of your MDT fund that your shares be represented at the November 17th Special Meeting.

               IT ONLY TAKES A MOMENT TO CAST YOUR CRITICAL VOTE.

Another copy of your ballot(s) has been enclosed with this letter for your convenience. Should you have any questions regarding the proposal or to vote your shares by phone, please call this toll-free number 1-800-499-8541. The following voting options have been set up for your convenience.

         1. VOTE BY TELEPHONE. You may cast your vote by calling our toll-free proxy hotline at 1-800-499-8541. Representatives are available to record your vote Monday through Friday 9:00 a.m. to 10:00 p.m. Eastern Time.

         2. VOTE  THROUGH  THE INTERNET.   You may cast your vote anytime  using
            the Internet by logging on to www.myproxyonline.com and following the instructions.

         3. VOTE BY TOUCH-TONE PHONE. You may cast your vote anytime by telephone by calling 1-866-458-9840 and following the instructions.

         4. VOTE BY MAIL. You may cast your vote by signing, dating and mailing the enclosed proxy ballot(s) in the postage-prepaid return envelope provided. If convenient for you, PLEASE utilize one of the first three options above to ensure that your response is received in time for the Special Meeting on November 17, 2006.

Again, please do not hesitate to CALL TOLL-FREE 1-800-499-8541 if you have any questions regarding this matter. PLEASE vote today!

Thank you for your assistance with this important matter.

Sincerely,



/s/R. Schorr Berman
R. Schorr Berman
President, MDT Funds





                                                                        REG








Federated MDT Series ("Federated") (ICA No. 811-21904), filed a proxy statement/prospectus and other relevant documents concerning the planned transactions with the United States Securities and Exchange Commission (the "SEC"). INVESTORS ARE URGED TO READ THE PROXY STATEMENT/PROSPECTUS AND OTHER DOCUMENTS FILED WITH THE SEC IN CONNECTION WITH THE PLANNED TRANSACTIONS, OR INCORPORATED BY REFERENCE INTO THE PROXY STATEMENT/PROSPECTUS, BECAUSE THEY CONTAIN IMPORTANT INFORMATION ABOUT THE TRANSACTIONS, AND RELATED MATTERS. Investors can obtain these documents free of charge at the SEC Web site (www.sec.gov). In addition, documents filed with the SEC by Federated are available free of charge at 1-800-341-7400 or FEDERATEDINVESTORS.COM.



Filed by Federated MDT Series

Pursuant to Rule 425 under the Securities Act of 1933 and filed pursuant to Rule 14a-6 of the Securities Act of 1934

Subject Company:  MDT Funds
Commission File No. 811-21904




                                                              November 10, 2006


                  URGENT:  MEETING IS ON FRIDAY, NOVEMBER 17TH


Dear MDT Shareholder:

Your vote is critical. AS ONE OF THE LARGEST SHAREHOLDERS WHO HAVE NOT YET VOTED, WE ARE ASKING YOU TO PLEASE VOTE YOUR MDT FUND SHARES IMMEDIATELY. It is essential to the business needs of your MDT fund that your shares be represented at the November 17th Special Meeting.

               IT ONLY TAKES A MOMENT TO CAST YOUR CRITICAL VOTE.

Another copy of your ballot(s) has been enclosed with this letter for your convenience. Should you have any questions regarding the proposal please call this toll-free number 1-800-499-8541. The following voting options have been set up for your convenience.

         1. VOTE  THROUGH  THE  INTERNET.   You may cast your vote anytime using
            the Internet by logging on to www.proxyvote.com and following the instructions.

         2. VOTE BY TOUCH-TONE PHONE. You may cast your vote anytime by calling the toll-free number found on the enclosed proxy ballot(s).

         3. VOTE BY MAIL. You may cast your vote by signing, dating and mailing the enclosed proxy ballot(s) in the postage-prepaid return envelope provided. If convenient for you, PLEASE utilize one of the first two options above to ensure that your response is received in time for the Special Meeting on November 17, 2006.

Again, please do not hesitate to CALL TOLL-FREE 1-800-499-8541 if you have any questions regarding this matter. PLEASE vote today!

Thank you for your assistance with this important matter.

Sincerely,



/s/R. Schorr Berman
R. Schorr Berman
President, MDT Funds











                                                                            OBO








Federated MDT Series ("Federated") (ICA No. 811-21904), filed a proxy statement/prospectus and other relevant documents concerning the planned transactions with the United States Securities and Exchange Commission (the "SEC"). INVESTORS ARE URGED TO READ THE PROXY STATEMENT/PROSPECTUS AND OTHER DOCUMENTS FILED WITH THE SEC IN CONNECTION WITH THE PLANNED TRANSACTIONS, OR INCORPORATED BY REFERENCE INTO THE PROXY STATEMENT/PROSPECTUS, BECAUSE THEY CONTAIN IMPORTANT INFORMATION ABOUT THE TRANSACTIONS, AND RELATED MATTERS. Investors can obtain these documents free of charge at the SEC Web site (www.sec.gov). In addition, documents filed with the SEC by Federated are available free of charge at 1-800-341-7400 or FEDERATEDINVESTORS.COM.